CAPSTONE JAPAN FUND
-----------------------------------------------------------------------------
Dear Shareholder,

We are pleased to present this annual report on the Capstone Japan Fund for the year ended October 31, 1998. The Fund's net asset value ("NAV") at October 31, 1998 was US $4.55 per share compared to US $5.23 per share on October 31, 1997.


               FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy is to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes a focus on American
Depository Receipts* because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The  most  relevant  index against which to  compare  the
Fund's performance is the TOPIX1 that comprises all the
stocks currently listed  on the first section of the Tokyo
Stock Exchange.  During the twelve months ended October 31,
1998, the TOPIX decreased  by 19%  in Japanese yen and by
16% in $US. For the same period,  the Fund's  total US
dollar return was -13%. In analyzing comparisons of
performance to the TOPIX, the reader should remember an
index does   not  reflect  any  cash  positions,  brokerage
costs   or administrative  or  management  fees  incurred
by the Fund or individual investor. The yen/dollar exchange rate was 120.38 yen/$ on October 31, 1997 versus 115.75 yen/$ on October 31, 1998.

Line Chart

Comparison of Change in Value of a $10,000 Investment in Capstone Japan Fund +, and the TOPIX

Average Annual Total Return as of 10/31/98
 1 year   5 years   Inception
-12.67%   -8.09%      -7.86%

Graph Data
          Japan Fund     TOPIX
07/10/89   10000.00    10000.00
10/31/89   10620.00    10487.80
10/31/90    8100.17     7932.37
10/31/91    7591.36     7976.72
10/31/92    4976.11     5759.42
10/31/93    7113.09     8337.03
10/31/94    8171.40     9029.93
10/31/95    6879.04     7638.58
10/31/96    6930.66     7549.89
10/31/97    5341.53     5875.83
10/31/98    4664.86     4764.64


JAPAN MARKET
OVERVIEW
Bearish sentiment has dominated Japan's market
throughout most of 1998  and  the  TOPIX experience a
decline. The  Southeast  Asian currency  crisis  also
contributed  to  Japan's  problems.   The Japanese
economy  is forecast to contract by  around  2.5%
this year, and by a further 0.5% in 1999. The recent extreme negative market sentiment has spurred the Japanese government to use public funds to help the economy by bailing out the banking system and increasing public spending.
Whether or not the rising trend in the equity market will continue depends in part on how the Japanese government decides to carry out the bank's re-capitalization process from here on and the duration and depth of the Asian recession.

CAPSTONE JAPAN FUND
The currency market is becoming increasingly volatile. The market has been knocked around by news on the Japanese financial system problems and monetary loosening in the US. It is looking for a new longer-term trend. Factors that may bolster the yen are 1) the US continues to loosen its monetary policy; 2) the US current account deficit continues to rise to historical highs and the Japanese surplus remains huge; and 3) how quickly progress is made in resolving Japan's financial system problems.

The  risk of the dollar rising significantly above
US$1=140 Yen has decreased dramatically. Judging from the state of corporate earnings in Japan, where domestic demand is still struggling, US$1=120-130 Yen is probably an appropriate yen/dollar range. We see signs that the credit crunch is easing and we see aggressive fiscal spending on the part of the government, making a yen under US$=130 Yen sustainable.
Even in light of the recent turbulence in Asian markets, there remains high future growth potential for a number of global companies such as Sony, Honda, and Canon.

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,
/s/ Robert W. Scharar
______________________________
Robert W. Scharar
President and Portfolio Manager
[FN]
* There are over 160 Japanese ADR stocks that are
estimated to  be about 25% of the Japanese market
capitalization. An ADR (American Depository Receipt)
share is a certificate representing ownership of
foreign  stocks, which are traded on stock exchanges
in  the United States.

1 TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange
First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends.
Unlike Fund returns, TOPIX returns do reflect deduction of any fees or expenses.

             This publication must be accompanied or preceded by
                      a current prospectus for Capstone
                                  JAPAN Fund.

                                                          CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - October 31, 1998
-----------------------------------------------------------------------------
                                                              Market     % of
                                                               Value      Net
COMMON STOCKS (92.04)%                             Shares  (Note 1-A)  Assets

AUTOMOTIVE (9.71%)
Bridgestone Coproration - ADR                         550  $  121,067   4.65%
Honda Motor Co., Limited - ADR #                    1,700     104,337   4.01%
Keihin Seiki Corporation                            2,000      27,289   1.05%
                                                            _________  ______
                                                              252,693   9.71%


AUDIO/VIDEO EQUIPMENT (3.79%)
SONY Corporation - ADR #                            1,500      98,812   3.79%


BANKING (1.04%)
Mitsubishi Trust & Banking Corporation              4,000      27,014   1.04%


CONSTRUCTION (6.93%)
Daiwa House Industry Co., Limited - ADR             1,600      80,560   6.93%


COMMUNICATIONS (2.67%)
Kyocera Corporation - ADR                           1,600      69,600   2.67%


COMMUNICATIONS EQUIPMENT (12.26%)
Cannon Inc - ADR                                    5,500     105,875   4.07%
Fujitsu, Limited                                    2,000      21,282   0.82%
Fujitsu, Limited - ADR                              1,600      85,131   3.27%
NEC Corporation - ADR                               2,850     106,875   4.10%
                                                            _________  ______
                                                              319,163  12.26%


CONSUMER ELECTRONICS (3.17%)
Alps Electric Co., Limited                          6,000      82,588   3.17%


DISTRIBUTION-CONSUMER NON-DURABLES (5.65%)
Nu Skin Enterprises Inc.                            8,000     147,000   5.65%


FOOD & BEVERAGE (4.36%)
Ajinomoto, Incorporated - ADR                       1,200     113,485   4.36%

                                                          CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - October 31, 1998
-----------------------------------------------------------------------------
                                                              Market     % of
                                                               Value      Net
                                                   Shares  (Note 1-A)  Assets


INDICES (8.42%)
Salomon Nikkei 225 Index                           10,000  $   87,500   3.36%
World Equity Benchmark Series - Japan Index Series 13,600     131,750   5.06%
                                                            _________  ______
                                                              219,250   8.42%


MACHINERY (3.97%)
Minebea Co., Limited - ADR                          5,500     103,367   3.97%

MISCELLANEOUS FINANCING (5.69%)
Nomura Securities Co., Limited                      3,000      22,655   0.87%
Tokio Marine & Fire Insurance Co.                   8,000      90,964   3.49%
Tokio Marine & Fire Insurance Co. - ADR               600      34,500   1.33%
                                                            _________  ______
                                                              148,119   5.69%


PHARMACEUTICALS (9.15%)
Banyu Pharmaceuticals Co., Limited - ADR              300     101,900   3.91%
Eisai Co., Limited - ADR                            7,400     116,087   4.46%
Sankyo Co., Limited                                   900      20,312   0.78%
                                                            _________  ______
                                                              238,299   9.15%


RETAIL (4.97%)
Seven-Eleven Japan Co., Limited - ADR               1,700     129,258   4.97%


STEEL PRODUCTION (0.87%)
Nippon Steel Corporation                           13,000      22,646   0.87%


TELECOMMUNICATIONS (3.92%)
Nippon Telegraph & Telephone Corporation - ADR      2,600     102,050   3.92%


TRANSPORT EQUIPMENT (0.80%)
Nippon Cable System                                 4,000      20,939   0.80%


WIRES & CABLES (2.12%)
Sumitomo Electric Industries                        5,000      55,351   2.12%


WATER PURIFICATION (2.55%)
Kurita Water Industries                             5,000      66,506   2.55%


Total Common Stocks (Cost $2,622,847)                       2,396,700  92.04%

                                                          CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - October 31, 1998
-----------------------------------------------------------------------------
                                                              Market     % of
                                                               Value      Net
CORPORATE BONDS (5.64%)                          Par Value (Note 1-A)  Assets

Merrill Lynch & Co., Variable rate,
01/31/2000 (Cost $142,246)                       $139,000  $  146,819   5.64%


     TOTAL INVESTMENTS (Cost $2,765,093)                    2,543,519  97.68%
     OTHER ASSETS, LESS LIABILITIES                            60,374   2.32%
                                                            _________  ______
     NET ASSETS                                            $2,603,893 100.00%
                                                            _________  ______
                                                            _________  ______

[FN]
# Call options have been written by the Fund against these positions. (Note 5)

                                                          CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES - October 31, 1998
-----------------------------------------------------------------------------


ASSETS:

  Investments in securities at market value (identified cost $2,765,093) (Note 1A)       $  2,543,519
  Receivable for capital stock sold                                                           143,574
  Dividends receivable                                                                          1,531
  Due from advisor (Note 2)                                                                    68,007
                                                                                          ___________
      Total Assets                                                                          2,756,631
                                                                                          ___________


LIABILITIES:

  Cash overdraft                                                                              110,366
  Covered call options written, at value (premiums received $11,602) (Notes 1 and 5)            8,100
  Accrued expenses                                                                             34,272
                                                                                          ___________

      Total Liabilities                                                                       152,738
                                                                                          ___________


NET ASSETS                                                                               $  2,603,893
                                                                                          ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
 ($2,603,893 / 572,288 shares of beneficial interest outstanding)                              $ 4.55
                                                                                          ===========
SOURCE OF NET ASSETS:

  Paid in capital                                                                        $  6,409,581
  Accumulated net realized loss on investments                                             (3,587,779)
  Net unrealized depreciation of securities and foreign currencies                           (217,909)
                                                                                          ___________

       Total                                                                             $  2,603,893
                                                                                          ===========

                 See Accompanying Notes to Financial Statements

                                                          CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS For The Year Ended October 31, 1998
-----------------------------------------------------------------------------
INVESTMENT INCOME:

  Dividend income (net of foreign taxes withheld of $745)                                   $  10,263
  Interest income                                                                               3,628
                                                                                             ________
       Total Investment Income                                                                 13,891
                                                                                             ________

  Expenses: (Note 2)
       Advisory fees                                                            $  16,611
       Distribution fees                                                            5,536
       Administrative services                                                      1,558
       Transfer agent fees                                                         29,477
       Reports and notices to stockholders                                         11,465
       Audit fees                                                                  10,800
       Legal fees                                                                   3,638
       Trustees' fees and expenses                                                  5,745
       Custodian fees                                                               7,555
       Fund accounting fees                                                        39,486
       Registration and filing fees                                                 7,587
       Miscellaneous                                                                  529
                                                                               __________

          Total Expenses                                                                      139,987
       Less: Advisory fees waived                                                 (16,611)
             Expenses reimbursed by Investment Adviser                            (68,007)    (84,618)
                                                                               __________    ________

                Net Expenses                                                                   55,369
                                                                                             ________

                 Net Investment Loss                                                          (41,478)
                                                                                             ________


REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:

  Net realized loss from security transactions                                               (280,577)
  Net realized gain on option contracts written                                                35,594
  Net realized loss on conversion of foreign currencies to U.S. Dollars                       (18,451)
  Unrealized depreciation of investments, foreign currencies and forward currency contracts:
           Beginning of period                                                    (237,133)
           End of period                                                          (217,909)
                                                                                __________

  Net change in unrealized depreciation of investments,
     foreign currencies and forward currency contracts                                         19,224
                                                                                            _________
  Net realized and unrealized loss on investments                                            (244,210)
                                                                                            _________
     Net decrease in net assets resulting from operations                                  $ (285,688)
                                                                                            =========

                 See Accompanying Notes to Financial Statements

                                                          CAPSTONE JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                                                       Year Ended          Year Ended
                                                                      October 31, 1998    October 31, 1997
OPERATIONS:
  Net investment loss                                                  $  (41,478)         $ (102,679)
  Net realized loss on investments                                       (263,434)           (364,093)
  Net change in unrealized depreciation of investments, forward
     currency contracts and foreign currencies                             19,224            (101,501)
                                                                       __________         ___________
  Net decrease in net assets resulting from operations                   (285,688)           (568,273)


CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting from
     capital share transactions (Note 3)                                  987,630            (504,622)
                                                                       __________         ___________
        Total increase (decrease) in net assets                           701,942          (1,072,895)


NET ASSETS
  Beginning of period                                                   1,901,951           2,974,846
                                                                       __________         ___________
  End of period                                                        $2,603,893          $1,901,951
                                                                       ==========         ===========

               See Accompanying Notes to Financial Statements

-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 1998
-----------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

   Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the"Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Valuation of Securities - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) Currency Translation - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                          CAPSTONE JAPAN FUND


C) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) Option Accounting Principles - When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) Forward Currency Contracts - Forward currency transaction are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) Federal Income Taxes - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue
Code applicable to investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1998, the Fund had capital loss carryovers of $3,587,779 of which $1,413,422 expires in 2000, $1,494,646 expires in 2001, $434,729 expires in 2005 and $244,982 expires in 2006. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) Distributions to Shareholders - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


Note 2 - Investment Advisory Fees, Administrative Fees and Other
         Transactions with Affiliates

   The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% and the adviser has undertaken to cap the Fund's expenses at 2.5% until October 31, 1998. For the period November 1, 1997 through October 31, 1998, $16,611 in advisory fees were waived by FCA and FCA has agreed to reimburse the Fund $68,007 for excess expenses for the November 1st through October 31st period. Such reimbursement will be made as the Fund pays the related expenses.

  The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets.

                                                          CAPSTONE JAPAN FUND


  Capstone Asset Planning Company ("CAPCO") serves as Distributor of the
Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc.("CFS").

   The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended
October 31, 1998, the Fund paid $5,536 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO.

   Certain officers and trustees' of the Fund who are also officers and trustees' of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1998, trustees of the Fund who are not "interested persons" received trustees' fees of $5,745.

Note 3 - Capital Stock

   At October 31, 1998 there were 572,288 Fund shares outstanding. Transactions in Fund shares were as follows:

                                                     Year Ended              Year Ended
                                                  October 31, 1998        October 31, 1997
                                                 Shares      Amount      Shares      Amount
Shares sold                                     536,185   $2,510,425    395,272   $2,281,972
Shares issued to shareholders in reinvestment
of distributions                                    -            -          -            -
                                                _______    _________    _______    _________
                                                536,185    2,510,425    395,272    2,281,972
Shares redeemed                                (328,905)  (1,522,795)  (470,624)  (2,786,594)
                                                _______    _________    _______    _________
Net increase (decrease)                         207,280   $  987,630    (75,352)  $ (504,622)
                                                =======    =========    =======    ========


Note 4 - Purchases and Sales of Securities

   Purchases and sales of securities other than U.S. Government obligations aggregated $1,637,495 and $731,411 respectively. At October 31, 1998, the cost of investments for Federal income tax purposes was $2,765,093. Accumulated net unrealized depreciation on investments was $221,574 consisting of $132,195 gross unrealized appreciation and $353,769 gross unrealized depreciation.

                                                          CAPSTONE JAPAN FUND

Note 5 - Options Written by the Fund

   A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of October 31, 1998.

                                                                 Unrealized
        Call Options On                       Premium   Market  Appreciation
                                              Received  Value  (Depreciation)
1,700 shs Honda Corp-ADR @ 70 exp April 1999   $6,502   $5,100     $1,402
1,500 shs Sony Corp-ADR @ 85 exp April 1999     5,100    3,000      2,100
                                              _______   ______     ______
                                              $11,602   $8,100     $3,502
                                               ======    =====      =====

   The aggregate market value at October 31, 1998 of securities subject to call options is $203,150 or approximately 8% of net assets. Written option activity for the year ended October 31, 1998 was as follows:

                                                     Number of      Amount of
                                                      Options        Premium

Options outstanding at October 31, 1997                  27          $23,060
Options written                                          59           26,619
Options closed                                          (27)         (15,017)
Options expired                                         (27)         (23,060)
                                                        ___          _______
Options outstanding at October 31, 1998                  32         $ 11,602
                                                        ===          =======

                                                          CAPSTONE JAPAN FUND

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
                                                           Years Ended October 31,
                                                     1998     1997     1996     1995     1994

Per Share Data
Net asset value at beginning of period              $ 5.21   $ 6.76   $ 6.76   $ 8.03   $ 6.99
                                                     _____    _____    _____    _____    _____

Income from investment operations:
  Net investment loss                                (0.07)   (0.28)   (0.19)   (0.21)   (0.21)
  Net realized and unrealized gain (loss)            (0.59)   (1.27)    0.25    (1.06)    1.25
                                                     _____    _____    _____    _____    _____

  Total from investment operations                   (0.66)   (1.55)    0.06    (1.27)    1.04
                                                     _____    _____    _____    _____    _____




Less distributions from:
  Net investment income                                 -        -     (0.06)      -        -
                                                     _____    _____    _____    _____    _____


Net asset value at end of period                    $ 4.55   $ 5.21   $ 6.76   $ 6.76   $ 8.03
                                                     =====    =====    =====    =====    =====

Total Return (%) (1)                                (12.67)% (22.93)%   0.75%  (15.82)%  14.88%


Ratios/Supplemental Data
Net assets at end of period (in thousands)          $2,604   $1,902   $2,975   $2,908   $3,484

Ratio of total expenses to average net assets         2.50%    4.55%    3.30%    3.61%    3.25%

Ratio of net investment loss to average net assets   (1.87)%  (3.87)%  (2.59)%  (2.93)%  (2.62)%

Ratio of total expenses to average net assets,
  before reimbursements and waivers of expenses       6.32%    5.46%    3.90%    4.21%    3.85%

Ratio of net investment loss to average net assets,
  before reimbursements and waivers of expenses      (5.69)%  (4.78)%  (3.19)%  (3.53)%  (3.22)%

Portfolio turnover rate                                 35%      73%      47%      27%      57%


[FN]
(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

                    See Accompanying Notes to Financial Statements

                                                          CAPSTONE JAPAN FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone International Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Capstone Japan Fund (a series of Capstone International Series Trust), as of October 31, 1998, the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Japan Fund at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                             Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
November 20, 1998

                             CAPSTONE JAPAN FUND
                               5847 San Felipe,
                                 Suite 4100
                             Houston, Texas 77057
                                1-800-262-6631


                         ANNUAL REPORT TO SHAREHOLDERS
                                October 31, 1998



   TRUSTEES                   OFFICERS
   Edward L. Jaroski          Edward L. Jaroski
                                President-Capstone International Series Trust
   James F. Leary
                              Robert W. Scharar
   John R. Parker               President-Capstone Japan Fund

   Bernard J. Vaughan         Linda G. Giuffre
                                Secretary/Treasurer




  INVESTMENT ADVISER                   TRANSFER AGENT

  FCA Corp.                            First Data Investor Services Group, Inc.
  5847 San Felipe                      3200 Horizon Drive
  Suite 850                            P.O. Box 61503
  Houston, TX 77057                    King of Prussia, PA 19406-0903
                                       1-800-845-2340


  ADMINISTRATOR                        CUSTODIAN

  Capstone Asset Management Company    Fifth Third Bank
  5847 San Felipe, Suite 4100          Fifth Third Center
  Houston, TX 77057                    38 Fountain Square
  1-800-262-6631                       Cincinnati, OH 45263


  DISTRIBUTOR                          AUDITORS

  Capstone Asset Planning Company      Briggs, Bunting & Dougherty, LLP
  5847 San Felipe, Suite 4100          Two Logan Square, Suite 2121
  Houston, TX 77057                    Philadelphia, PA 19103-4901
  1-800-262-6631

                              Annual Report
                             October 31, 1998


                                 CAPSTONE
                                JAPAN FUND
 GRAPHICOF: Pyramid
                                Member Of
                            The Capstone Group
                             of Mutual Funds

 GRAPHICOF: Pyramid

                     The Capstone Group of Mutual Funds

               Equity

                          Capstone Growth Fund, Inc.

               Fixed Income

                          Capstone Government Income Fund

               International/Global

                          Capstone Japan Fund
                          Capstone New Zealand Fund

                     For more complete information about the
                     Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it carefully before you invest or send money.


                     This publication must be accompanied or
                       preceded by a current prospectus for
                               Capstone Japan Fund


                         Capstone Asset Planning Company
                                5847 San Felipe,
                                   Suite 4100
                               Houston, Texas 77057
                                 1-800-262-6631